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EXHIBIT 99(b)

Conference Call Presentation by Michael D. Eisner, Chairman of the Board and Chief Executive Officer; Robert A. Iger, President and Chief Operating Officer; and Thomas O. Staggs, Senior Executive Vice President and Chief Financial Officer of The Walt Disney Company

November 8, 2001

THOMAS O. STAGGS:

THE ECONOMIC DOWNTURN, EXACERBATED BY THE RECENT TERRORIST ATTACKS, HAS IMPACTED OUR BUSINESSES IN TERMS OF BOTH THE RESULTS WE JUST ANNOUNCED AND OUR CURRENT OPERATIONS.

NONETHELESS, NEAR-TERM TRENDS SHOULD NOT OBSCURE THE FACT THAT DISNEY'S LONGER-TERM STORY REMAINS INTACT. WE EXPECT TO MANAGE THROUGH THE CURRENT ECONOMIC CYCLE WHILE GAINING MARKET SHARE IN KEY BUSINESSES AND DRIVING GREATER EFFICIENCY IN OUR OPERATIONS.

AND AS THE ECONOMY REBOUNDS, WE WILL BE IN AN EVEN STRONGER POSITION TO DELIVER ATTRACTIVE AND GROWING EARNINGS AND CASH FLOW COUPLED WITH STEADY INCREASES IN OUR CAPITAL RETURNS.

RATHER THAN RECOUNT THE BUSINESS-BY-BUSINESS RESULTS FOR YOU THAT ARE IN TODAY'S PRESS RELEASE, LET ME JUST TOUCH UPON SOME OF THE HIGHLIGHTS AND KEY DRIVERS FOR THE YEAR.

IN FISCAL 2001, THE COMPANY RECORDED OPERATING INCOME AND EARNINGS THAT WERE ROUGHLY ON PAR WITH THE PRIOR YEAR, DESPITE THE ECONOMIC SOFTNESS THAT WE EXPERIENCED OVER THE LAST THREE QUARTERS, AND A FOURTH QUARTER THAT WAS IMPACTED SIGNIFICANTLY BY THE EVENTS OF SEPTEMBER 11TH AND THEIR AFTERMATH.

THE COMPANY ALSO GENERATED AFTER-TAX CASH FLOW FROM OPERATIONS OF OVER $3 BILLION, NEARLY $1.8 BILLION OF WHICH WE REINVESTED FOR THE FUTURE GROWTH AND MAINTENANCE OF OUR BUSINESSES.

IT IS WORTH NOTING THAT FOR FISCAL 2002, WE EXPECT THAT WE WILL REDUCE OUR CAPITAL EXPENDITURES BY MORE THAN $500 MILLION VERSUS WHAT WE INVESTED IN 2001.

STUDIO ENTERTAINMENT WAS OUR STRONGEST YEAR OVER YEAR PERFORMER, WITH OPERATING INCOME MORE THAN TRIPLING TO $260 MILLION, LED BY OUR DVD BUSINESS, WHICH MORE THAN DOUBLED VERSUS FISCAL 2000.

AT THE SAME TIME, OUR REVENUES FROM VHS WERE ROUGHLY FLAT WITH THE PRIOR YEAR, DEMONSTRATING THAT DVD IS DOING FAR MORE THAN JUST DISPLACING AN EXISTING TECHNOLOGY.

SOLID PERFORMANCE AT THE BOX OFFICE BY FILMS LIKE PRINCESS DIARIES, PEARL HARBOR, UNBREAKABLE AND SPY KIDS ALSO CONTRIBUTED TO THE STUDIO'S GROWTH FOR THE YEAR.

TAKING INTO ACCOUNT FILMS FROM ALL OUR LABELS, WALT DISNEY, TOUCHSTONE, HOLLYWOOD, MIRAMAX, AND DIMENSION, WE ARE #1 AT THE BOX OFFICE AGAIN FOR THE YEAR SO FAR.

JUST AS IMPORTANTLY, THIS SUCCESSFUL CREATIVE EFFORT, COUPLED WITH OUR ONGOING EFFORTS TO EFFECTIVELY MANAGE OUR FILM SPENDING MEANS THAT

LAST YEAR'S LIVE ACTION FILM SLATE IS EXPECTED TO EARN A RETURN ON INVESTMENT COMFORTABLY ABOVE OUR COST OF CAPITAL.

AT MEDIA NETWORKS, THE SOFT ADVERTISING CLIMATE, ESPECIALLY IN COMPARISON TO THE FANTASTIC MARKET IN THE PRIOR YEAR, COUPLED WITH LOWER RATINGS AT THE ABC TELEVISION NETWORK, RESULTED IN A DECLINE IN OPERATING INCOME TO A STILL-STRONG $1.8 BILLION FOR THE YEAR.

RESULTS WERE ALSO IMPACTED BY LOST ADVERTISING REVENUES AND INCREASED NEWS COSTS AS A RESULT OF THE SEPTEMBER 11TH TRAGEDY.

WHILE OUR BROADCASTING SEGMENT WAS DOWN ON A YEAR-OVER-YEAR BASIS, OUR CABLE NETWORKS BUSINESSES DELIVERED 27% OPERATING INCOME GROWTH FOR THE QUARTER AND APPLES TO APPLES GROWTH OF 9% FOR THE FULL YEAR, EVEN IN THE FACE OF TOUGH 2000 COMPARISONS.

AT ESPN, UPSIDE FROM SUBSCRIBER REVENUE GROWTH AS WELL AS THE CONTINUED SUCCESS OF ESPN THE MAGAZINE MORE THAN OUTWEIGHED INCREASED PROGRAMMING COSTS ASSOCIATED WITH SPORTS RIGHTS AND THE DEVELOPMENT OF ORIGINAL PROGRAMMING.

THE CABLE SEGMENT ALSO BENEFITED FROM THE DISNEY CHANNEL'S ONGOING CONVERSION TO A BASIC CABLE SERVICE, CONTINUED SUBSCRIBER GROWTH AT OUR START-UP SERVICES, TOON DISNEY AND SOAPNET, AND THE FACT THAT THE DISNEY CHANNEL IS NOT EXPOSED TO THE SOFT AD MARKET.

OUR DISNEY CHANNEL INTERNATIONAL BUSINESS ALSO SHOWED STRONG SUBSCRIBER GAINS AND CONTINUES ON ITS TRACK TO REACH PROFITABILITY BY 2003.

LAST FEBRUARY, WE INDICATED THAT WE SAW SOME SOFTNESS DEVELOPING IN THE ECONOMY, AS EVIDENCED BY ADVANCE BOOKINGS AT OUR PARKS AND RESORTS DIVISION.

DESPITE THIS SLOWDOWN, PARKS AND RESORTS RECORDED OVERALL OPERATING INCOME IMPROVEMENT FOR THE FIRST THREE QUARTERS OF THE YEAR LARGELY DUE TO A STRONG FIRST QUARTER AND EFFECTIVE COST CONTAINMENT MEASURES.

HOWEVER, FOR THE FOURTH QUARTER, RESULTS DECLINED, IN LARGE MEASURE DUE TO THE FALLOFF IN BUSINESS IN THE DAYS AND WEEKS IMMEDIATELY AFTER SEPTEMBER 11TH.

WHICH BRINGS ME TO THE CURRENT ENVIRONMENT.

WE NOTED LAST QUARTER THAT WE CONTINUED TO SEE WEAKNESS IN THE ECONOMY. THAT WEAKNESS WAS MOST APPARENT IN OUR AD-SUPPORTED BUSINESSES AND HAD A MORE MODEST IMPACT ON OUR PARKS.

SINCE SEPTEMBER 11, THAT WEAKNESS HAS INCREASED CONSIDERABLY, ESPECIALLY IN THE TRAVEL AND TOURISM BUSINESS.

LET ME GIVE YOU AN IDEA OF HOW OUR PARKS BUSINESS IS CURRENTLY TRACKING. SO FAR THIS QUARTER, WALT DISNEY WORLD ATTENDANCE IS DOWN ROUGHLY 25% VERSUS OUR RECORD-SETTING FIRST QUARTER OF LAST YEAR.

AT DISNEYLAND, WHICH ALSO HAD A RECORD FIRST QUARTER IN 2001, ATTENDANCE IS UP YEAR-OVER-YEAR DRIVEN LARGELY BY THE PRESENCE OF THE NEW CALIFORNIA ADVENTURE THEME PARK.

TO PUT THESE FIGURES INTO GREATER CONTEXT, REMEMBER THAT APPROXIMATELY 50% OF OUR WALT DISNEY WORLD GUESTS ARRIVE TO THE CENTRAL FLORIDA AREA

BY PLANE, WHILE JUST 25% OF OUR VISITORS TO THE DISNEYLAND RESORT IN SOUTHERN CALIFORNIA ARRIVE BY AIR.

NOT SURPRISINGLY, WE ARE SEEING THE GREATEST ATTENDANCE DECLINES IN INTERNATIONAL VISITATION.

OUR DOMESTIC TOURIST ATTENDANCE IS ALSO DOWN AT WALT DISNEY WORLD, BUT IS UP SOMEWHAT AT THE DISNEYLAND RESORT.

LOCAL ATTENDANCE AT WALT DISNEY WORLD IS RELATIVELY FLAT; HOWEVER, AT DISNEYLAND, LOCAL ATTENDANCE IS ACTUALLY UP VERSUS THE PRIOR YEAR.

HOTEL OCCUPANCIES FOR THE QUARTER, WHILE STILL STRONG RELATIVE TO THE INDUSTRY, ARE LIKELY TO BE SLIGHTLY MORE THAN 20 PERCENTAGE POINTS LOWER THAN THE PRIOR YEAR QUARTER AT WDW AND OFF A LITTLE LESS THAN 15 PERCENTAGE POINTS AT DISNEYLAND.

IT IS ALSO WORTH NOTING THAT THE FIRST QUARTER IS GENERALLY A STRONG QUARTER FOR GROUP AND CONVENTION BUSINESS AT OUR RESORTS, ESPECIALLY AT WALT DISNEY WORLD.

NOT SURPRISINGLY, A GREAT DEAL OF THIS BUSINESS HAS BEEN DISPLACED IN THE WAKE OF SEPT 11 AND THOSE GROUPS THAT HAVE HELD THEIR EVENTS HAVE EXPERIENCED LOWER-THAN-EXPECTED ATTENDANCE.

MOST IMPORTANTLY, OF THOSE GROUPS THAT HAVE CANCELLED, WALT DISNEY WORLD HAS ALREADY REBOOKED MORE THAN HALF FOR A LATER PERIOD.

ADVANCE BOOKINGS IN GENERAL, WHILE STILL SOFT, ARE SHOWING EARLY SIGNS OF IMPROVEMENT, WHICH WE BELIEVE IS EVIDENCE THAT THE PASSAGE OF TIME WILL HELP RESTORE SOME NORMALCY TO TRAVEL PATTERNS.

BOB WILL GIVE YOU SOME FURTHER THOUGHTS ON THE CURRENT ADVERTISING MARKET IN A MOMENT, BUT WE CURRENTLY EXPECT THAT FOR OUR FISCAL FIRST QUARTER, THE CONTINUED SOFTNESS IN THE AD MARKET AND A WEAKER UP-FRONT RELATIVE TO 2001, COUPLED WITH LOWER RATINGS AT ABC, WILL HAVE A NEGATIVE IMPACT ON RESULTS AT MEDIA NETWORKS.

SIMILARLY, WEAKNESS IN CONSUMER SPENDING WILL LIKELY HAVE A NEGATIVE IMPACT ON OUR CONSUMER PRODUCTS BUSINESSES, PARTICULARLY AT THE DISNEY STORE. GIVEN THAT MORE THAN 50% OF CONSUMER PRODUCTS REVENUES ARE GENERATED INTERNATIONALLY, THE STRONG DOLLAR COULD ALSO IMPACT OUR RESULTS.

SINCE THIS ENVIRONMENT IS UNPRECEDENTED FOR CORPORATE AMERICA, INTERPRETING ITS IMPACT OVER TIME OR EXTRAPOLATING CURRENT STATISTICS TO MAKE A PREDICTION ON EARNINGS IS NOT EASY.

CERTAINLY, ANY PREDICTION WE MAKE IS SUBJECT TO CONSIDERABLE UNCERTAINTY. AT THIS POINT, WE BELIEVE THAT OUR OPERATING INCOME FOR THE FIRST QUARTER COULD BE SOMEWHAT LESS THAN HALF THAT OF THE FIRST QUARTER OF THE PRIOR YEAR.

IT IS EVEN MORE DIFFICULT TO PREDICT MARKET CONDITIONS FOR THE REMAINDER OF THE YEAR, BUT AS TIME PASSES WE WOULD EXPECT CONDITIONS TO IMPROVE SOMEWHAT AND THAT THE YEAR-OVER-YEAR COMPARISONS FOR THE LATER QUARTERS OF THE YEAR WILL BE BETTER THAN FOR THE FIRST QUARTER.

AS A RESULT, WE BELIEVE THAT TOTAL OPERATING INCOME FOR THE COMPANY FOR THE LAST THREE QUARTERS OF THE YEAR COULD BE OFF BY JUST 10-15%, ALTHOUGH A FASTER-THAN-EXPECTED UP-TURN IN MARKET CONDITIONS OR

FURTHER SUCCESS BY OUR NEW PRODUCT RELEASES COULD ENABLE US TO IMPROVE ON THAT ESTIMATE.

EIGHTEEN MONTHS AGO WE SET OUT TO TAKE $500 MILLION OUT OF OUR COST STRUCTURE AND WE HAVE MET THIS GOAL. LAST YEAR'S WORKFORCE REDUCTION WILL YIELD ANOTHER $350 MILLION IN ANNUAL SAVINGS OVER TIME.

IN RESPONSE TO THE CURRENT DOWNTURN, WE ARE TARGETING SEVERAL HUNDRED MILLION DOLLARS OF ADDITIONAL COST SAVINGS, MUCH OF WHICH WILL BE PERMANENT.

GIVEN THESE STEPS, WE ARE BETTER ABLE TO MEET THE CURRENT CHALLENGES IN OUR BUSINESS AND WE WILL BE BETTER POSITIONED TO REBOUND WHEN THE ECONOMY TURNS.

BEFORE I CLOSE IT'S WORTH NOTING THAT DURING THE QUARTER, THE COMPANY ALSO PURCHASED 55.5 MILLION SHARES OF DISNEY COMMON STOCK AT AN AVERAGE PRICE OF JUST OVER $14.50 PER SHARE.

FOR THE YEAR, THE COMPANY INVESTED A TOTAL OF $1.1 BILLION TO PURCHASE 63.9 MILLION SHARES OF OUR STOCK, WHICH IS CERTAINLY AN INVESTMENT THAT WE BELIEVE WILL SHOW GREAT RETURNS.

DISNEY HAS UNPARALLELED ASSETS, A STRONG BALANCE SHEET, AND TREMENDOUS EARNINGS AND CASH FLOW POTENTIAL. IN THESE MARKET CONDITIONS IT IS EASY TO LOSE SIGHT OF THOSE FACTS, BUT NEVER MORE IMPORTANT TO KEEP THEM IN MIND.

WITH THAT, I'LL TURN THE CALL OVER TO BOB.

ROBERT A. IGER

THANK YOU TOM.

THE WALT DISNEY COMPANY'S STRONG COLLECTION OF ENTERTAINMENT BRANDS AND CONTENT CONSISTENTLY PROPELS DISNEY TO A LEADING POSITION AMONG ALL GLOBAL BRANDS YEAR AFTER YEAR.

DESPITE THE CHALLENGES WE FACE TODAY, IT IS IMPORTANT TO KEEP IN MIND THAT OUR LONG-TERM STRENGTH IS DRIVEN BY THE CONTINUED APPEAL OF OUR PORTFOLIO OF BRANDS AND CONTENT RATHER THAN CURRENT OR NEAR-TERM PERFORMANCE.

TAKING CURRENT MARKET CONDITIONS INTO ACCOUNT, YOU SHOULD LOOK AT OUR MAJOR SEGMENTS AS FALLING INTO ONE OF THREE CATEGORIES:

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  FIRST, BUSINESSES FACING NEAR-TERM EXTERNAL CHALLENGES OUTSIDE OUR CONTROL;

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  SECONDLY, BUSINESSES WITH FUNDAMENTAL CHALLENGES THAT WE HAVE DISCUSSED IN THE PAST, AND FOR WHICH WE ARE AGGRESSIVELY IMPLEMENTING TURNAROUND PLANS;

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  AND LASTLY, ESTABLISHED AND GROWING BUSINESSES, WHICH REMAIN STRONG AND PROVIDE A FOUNDATION DURING THIS DIFFICULT TIME.

BUSINESSES THAT FACE NEAR-TERM EXTERNAL CHALLENGES ARE ALSO ONES THAT ARE WELL POSITIONED FOR A RAPID REBOUND WHEN THE ECONOMY BEGINS TO SHOW SIGNS OF RECOVERY.

FOR EXAMPLE, ALTHOUGH THE DYNAMICS OF TODAY'S TRAVEL AND TOURISM INDUSTRY WILL IMPACT OUR THEME PARK ADMISSIONS OVER THE SHORT-TERM, THE FACT REMAINS THAT THIS SEGMENT IS EXCEEDINGLY WELL OPERATED WITH TREMENDOUS GLOBAL MARKET SHARE.

WALT DISNEY PARKS & RESORTS CONTINUES TO SET THE BAR IN TERMS OF BOTH ECONOMIC METRICS AND GUEST SERVICE IN THE THEME PARK INDUSTRY.

THE FUNDAMENTAL APPEAL, AND THEREFORE THE FUNDAMENTAL VALUE, OF OUR PARKS AND RESORTS ASSETS REMAINS INTACT. THE TREMENDOUS SUCCESS OF THE NEWLY OPENED TOKYO DISNEY SEAS THEME PARK, WHICH CONTINUES TO EXCEED OUR EXPECTATIONS, IS JUST ONE PIECE OF EVIDENCE OF THIS ONGOING APPEAL.

TO MITIGATE RECENT CHALLENGES IN THE TRAVEL AND TOURISM INDUSTRY, OUR THEME PARKS AND RESORTS' ORGANIZATION IS ADAPTING TO MEET CURRENT DEMAND THROUGH ACTIONS SUCH AS REDUCING MAN-HOURS, CLOSING NON-ESSENTIAL FOOD AND BEVERAGE LOCATIONS, INSTITUING A HIRING FREEZE AND DELAYING NON-ESSENTIAL REFURBISHMENTS—ALL WHILE ENSURING THAT OUR ENTERTAINMENT EXPERIENCE CONTINUES TO EXCEED GUEST EXPECTATIONS.

WE ARE WELL-POSITIONED TO GROW RAPIDLY IN THIS AREA WHEN THE ECONOMY IS ONCE AGAIN MORE ROBUST.

THIS BUSINESS HAS A HIGH DEGREE OF OPERATING LEVERAGE THAT WE ARE CURRENTLY IMPROVING FURTHER, MEANING THAT IT WILL WORK EVEN MORE IN OUR FAVOR AS SIGNS OF ECONOMIC IMPROVEMENT MATERIALIZE.

AND, OVER THE LONGER TERM, IN OUR EXPERIENCE, PEOPLE DO NOT CANCEL VACATIONS, THEY DEFER THEM, THEREBY CREATING PENT-UP DEMAND FOR FUTURE PERIODS.

ANOTHER BYPRODUCT OF THE MACRO-ECONOMY IS THE SOFT ADVERTISING MARKET. ALTHOUGH IT IS DIFFICULT TO MEASURE HOW THE EVENTS OF THE LAST TWO MONTHS FURTHER DEPRESSED AN ALREADY WEAK MARKET, THE SOFTNESS IN ADVERTISING IS LIKELY TO CONTINUE WELL INTO 2002 AS THERE ARE CURRENTLY NO VISIBLE SIGNS OF RECOVERY.

SEVERAL WEEKS AGO, I OUTLINED A NUMBER OF KEY TRENDS THAT HAVE EMERGED IN THIS SECTOR.

THE ONE THAT CONTINUES TO DRAMATICALLY AFFECT OUR ABILITY TO FORECAST BEYOND THE IMMEDIATE TERM IS THE RELUCTANCE OF AGENCIES AND ADVERTISERS TO COMMIT TO LONG-TERM ADVERTISING BUDGETS.

WE EXPERIENCED THIS TREND IN OUR MOST RECENT UPFRONT SELLING SEASON AND WE CONTINUE TO EXPERIENCE THE SHORT-TERM NATURE OF BUYING IN THE PRESENT SCATTER MARKET.

ANOTHER KEY TREND IN CABLE IS THE SLOW ECONOMY AND A SURPLUS OF INVENTORY ARE RESULTING IN DOWNWARD PRESSURE ON CPMS.

HOWEVER, ACCORDING TO THE AGENCIES I SPOKE TO, THE DOMINANT NETWORKS AND BRANDS LIKE ESPN, LIFETIME, AND A&E, ARE RETAINING MARKET SHARE AND HOLDING CPMS TO LEVELS SIGNIFICANTLY BETTER THAN LESS VALUABLE AND DIFFERENTIATED PEERS.

IN TERMS OF OUR BUSINESSES WITH FUNDAMENTAL INTERNAL CHALLENGES, WE ARE FOCUSED ON TURNING AROUND OR REINVENTING THESE ENTERPRISES.

AT ABC, WHILE OUR NEWS AND DAYTIME PROGRAMMING CONTINUE TO DELIVER SOLID RATINGS, OUR PRIMETIME RATINGS PERFORMANCE HAS BEEN DISAPPOINTING.

OUR GOALS ARE TO MAKE IMMEDIATE CHANGES TO THE SCHEDULE TO OFFER STRONGER LEAD-INS TO NEW PROMISING SERIES AND TO DEVELOP AGGRESSIVELY FOR MIDSEASON.

TO THAT END, ON TUESDAY, "NYPD BLUE" HAD ITS SEASON PREMIERE, DOMINATING THE COMPETITION, WHICH INCLUDED THE SEASON PREMIERE OF "24" ON FOX.

IN TERMS OF MIDSEASON, THIS WINTER WE WILL DEBUT A NUMBER OF COMPELLING NEW SERIES INCLUDING "THE COURT" FROM MULTIPLE EMMY WINNER JOHN WELLS STARRING SALLY FIELD.

WITH OUR NEW LINE-UP INCLUDING THE STRENGTH OF OUR WEDNESDAY NIGHT COMEDY BLOCK, ADDITIONAL NIGHTS OF OUR CORE NEWS FRANCHISE "20/20," "NYPD BLUE," AND NEW MIDSEASON SHOWS, WE EXPECT TO IMPROVE OVERALL DELIVERY AMONG THE KEY SALES DEMOGRAPHIC OF YOUNG ADULTS AS THE SEASON PROGRESSES.

IN CONSUMER PRODUCTS, WE'VE TAKEN A NUMBER OF IMPORTANT STEPS TO IMPROVE THE PERFORMANCE OF THE DISNEY STORE.

IN RESPONSE TO THE CHANGES IN THE ECONOMY, WE ARE SLOWING OUR MORE CAPITAL-INTENSIVE STORE-REFURBISHING SCHEDULE IN FAVOR OF A NEW MERCHANDISING STRATEGY, WHICH WE CURRENTLY ARE TESTING.

AND AS I RECENTLY NOTED, WE ALSO CONTINUE TO EVALUATE INDIVIDUAL STORE PERFORMANCE WITHIN OUR PORTFOLIO OF STORES.

WHEN A STORE IS UNDER-PERFORMING OUR BENCHMARK METRICS, WE WILL CONTINUE TO TAKE AGGRESSIVE STEPS—INCLUDING CLOSURES—THAT WILL ULTIMATELY REDUCE THE TOTAL NUMBER OF DOMESTIC STORES TO 300-400.

IN LICENSING, WE ARE ESTABLISHING NEW RELATIONSHIPS WITH CATEGORY LEADERS THAT AFFORD US GREATER CONTROL OVER OUR BRAND, PRODUCT QUALITY, MARKETING PROGRAMS, AND ACCESS TO CONSUMER INFORMATION, AND WHICH WE BELIEVE WILL ULTIMATELY LEAD TO GREATER SALES VOLUME AND PROFITABILITY.

WE ARE SEEING SUCCESS IN SOME LICENSING INITIATIVES WHICH WILL IMPACT FUTURE QUARTERS, INCLUDING OUR NEW MERCHANDISE AGREEMENT WITH HASBRO, WHICH BEGAN WITH OUR "MONSTERS, INC." TOY LINE, AND THROUGH OUR COCA COLA BEVERAGE DEAL.

IT IS OUR UNDERSTANDING THAT OUR PRODUCT LINE WITH COKE HAS EXPERIENCED ONE OF THE MOST SUCCESSFUL NEW PRODUCT BUY-INS EVER.

IN TERMS OF OUR ESTABLISHED AND GROWING BUSINESSES THAT REMAIN STRONG AND PROVIDE A FOUNDATION DURING THIS DIFFICULT TIME, OUR HOME VIDEO DIVISION CONTINUES TO SHINE, WITH SIX OF THE TOP-10 INCLUDING FOUR OF THE TOP FIVE BEST-SELLING TITLES OF CALENDAR 2001.

THIS NEW FISCAL YEAR HAS ALREADY GOTTEN OFF TO A STRONG START WITH THE OCTOBER 9TH DVD RELEASE OF "SNOW WHITE AND THE SEVEN DWARFS."

TO DATE, "SNOW WHITE" IS ON TRACK TO SELL 3 MILLION DVD UNITS MAKING IT OUR STRONGEST SELLING DVD PRODUCT EVER. AND ON NOV. 27TH, IT HITS THE STREET IN VHS FORMAT.

GIVEN THE RELATIVELY SHORT TIME THAT "SNOW WHITE" WAS HELD IN MORATORIUM, WE DON'T BELIEVE IT WILL MOVE THE NEEDLE AS MUCH AS THE NEXT PLATINUM TITLE "BEAUTY AND THE BEAST," WHICH WE WILL RELEASE THIS

JANUARY IN WIDESCREEN FORMAT IN IMAX THEATERS, FOLLOWED BY ITS DVD RELEASE NEXT FALL.

IN THE PAST, EACH NEW THEATRICAL WINDOW OR TECHNOLOGY FOR DISTRIBUTION HAS EXPANDED THE MARKETPLACE, AND DVD IS NO EXCEPTION. IN THE FUTURE, WE EXPECT CONTINUED GROWTH IN DVD AND ANOTHER ROUND OF EXPANSION FROM VIDEO ON DEMAND.

THE MARGIN POTENTIAL FOR VOD IS CONSIDERABLE.

THE STUDIOS CURRENTLY TAKE ONLY 35% OF THE $9 BILLION CONSUMERS SPEND ON HOME VIDEO RENTALS. EACH FIVE PERCENTAGE POINTS OF MARGIN IMPROVEMENT IS WORTH $450MM TO THE CONTENT OWNERS.

AND WE BELIEVE V.O.D. COULD IMPROVE MARGINS BY MORE THAN 20 PERCENTAGE POINTS. GIVEN OUR 20% MARKET SHARE OF BOX OFFICE, THE UPSIDE TO DISNEY IS POTENTIALLY HUGE.

DISNEY IS UNIQUELY POSITIONED TO BUILD ASSETS ACROSS ITS LINES OF BUSINESS, GENERATING MULTIPLE REVENUE STREAMS. USING OUR RECENTLY RELEASED "MONSTERS, INC." AS AN EXAMPLE, AT RETAIL, INCLUDING AT THE DISNEY STORES, YOU CAN SEE THE SPECTACULAR ARRAY OF "MONSTERS" TOYS, GAMES, INTERACTIVE PRODUCTS, PLUSH, AND APPAREL.

AT OUR DOMESTIC THEME PARKS, THERE ARE "MONSTERS" ATTRACTIONS, MEET AND GREET OPPORTUNITIES WITH THE CHARACTERS, SPECIAL EVENTS, AND PROMOTIONS.

WE ALSO STRUCK MAJOR PROMOTIONAL ALLIANCES WITH KEY CHANNELS OF DISTRIBUTION INCLUDING WAL-MART AND TOYS-R-US THAT PROVIDES FOR EXTENSIVE POINT OF SALE PRESENCE IN-STORE.

FURTHER EXAMPLES OF OUR UNIQUE STRENGTH IN BUILDING FRANCHISES INCLUDE OUR SLATE OF SEQUELS TO THE SUCCESSFUL LIVE ACTION FILMS "SPY KIDS" AND "PRINCESS DIARIES," AND ANIMATED EXTENSIONS OF "PETER PAN," "CINDERELLA," "THE HUNCHBACK OF NOTRE DAME," "101 DALMATIANS," "TARZAN," AND "JUNGLEBOOK."

ANOTHER BRAND THAT WE INTEND TO BUILD ACROSS OUR ASSETS IS OUR RECENTLY ACQUIRED BABY EINSTEIN—- THE AWARD-WINNING CREATOR OF HIGHLY INNOVATIVE MEDIA PRODUCTS, TOYS AND BOOKS FOR BABIES AND TODDLERS AND THE LEADER IN THE RELATIVELY NEW, DEVELOPMENTAL VIDEO MARKET WITH A 70% SHARE.

WHILE CURRENTLY SMALL, THE INFANT EDU-TAINMENT MARKET IS GROWING RAPIDLY AS PARENTS INCREASINGLY SEEK OUT "GOOD-FOR-KIDS" PRODUCTS.

IN ADDITION TO OUR GOAL OF EXPANDING BOTH BABY EINSTEIN'S PRODUCT OFFERINGS AND DISTRIBUTION, THEREBY SOLIDIFYING ITS POSITION AS THE GLOBAL MARKET LEADER IN THIS DEVELOPING SEGMENT, WE BELIEVE THERE ARE SIGNIFICANT GROWTH OPPORTUNITIES IN EXTENDING THE BRAND TO A "LITTLE EINSTEIN" SERIES THAT WILL APPEAL TO PRE-SCHOOLERS.

TURNING TO ANOTHER SOLID PERFORMER—OUR CABLE TELEVISION BUSINESSES ARE TOP TIER SERVICES IN TERMS OF BRAND RECOGNITION, DEMOGRAPHIC DELIVERY, AND PROFITABILITY.

DESPITE A CHALLENGING MARKETPLACE, ESPN CONTINUES TO GROW BY REACHING SPORTS FANS GLOBALLY WITH QUALITY CONTENT THROUGH OUR FOUR DOMESTIC

NETWORKS, 20 INTERNATIONAL NETWORKS, ESPN RADIO, ESPN.COM, EXPN.COM, ESPN THE MAGAZINE, AND ESPN ZONE SPORTS EXPERIENCE RESTAURANTS.

IN OCTOBER, DOMESTIC DISNEY CHANNEL'S SUBSCRIBERS INCREASED BY 16% TO 77.2 MILLION WHILE TOON DISNEY'S SUBSCRIBERS INCREASED BY 73% TO 27.6 MILLION.

AND, IN OCTOBER, OUR NEWEST SERVICE SOAPNET HIT 17.3 MILLION HOMES. ADD TO THOSE THE CONTINUED SUCCESS OF DISNEY CHANNEL INTERNATIONAL AND OUR NEW FOX KIDS EUROPE, AND WE BELIEVE CABLE IS WELL POSITIONED TO HELP DRIVE OUR FUTURE GROWTH.

YOU CAN SEE THAT, DESPITE THE CLIMATE IN WHICH WE FIND OURSELVES, WE ARE MANAGING OUR BUSINESSES EFFICIENTLY IN ORDER TO GAIN RAPID MOMENTUM WHEN THE ECONOMY RECOVERS.

IN ADDITION, WE ARE FOCUSED ON KEY BUSINESSES THAT CONTINUE TO THRIVE DESPITE THE DOWNTURN, WHICH IN TURN, EXPAND OUR CREATIVE LIBRARY FOR FUTURE EXPLOITATION. WITH OUR DIVERSIFIED REVENUE STREAM, SOLID MARKET SHARE POSITION, STRONG MANAGEMENT TEAM, OUR FOCUS ON GROWING CORE AND NEW BUSINESSES, AND RIGOROUS APPROACH TO COST CONTAINMENT, DISNEY WILL WEATHER THE CHALLENGES OF EXISTING MARKET CONDITIONS WHILE REMAINING COMMITTED TO ITS MISSION OF CREATING INNOVATIVE, QUALITY CONTENT THAT ENTERTAINS AND ENLIGHTENS. . .

THEREBY STRENGTHENING OUR POSITION AS THE PREMIER PROVIDER OF FAMILY-FRIENDLY PRODUCTS AND EXPERIENCES.

THANK YOU. NOW I WILL TURN THE CALL OVER TO MICHAEL.

MICHAEL D. EISNER:

AS TOM AND BOB HAVE POINTED OUT, THIS IS A CHALLENGING TIME FOR MANY COMPANIES.

AN ALREADY SOFT ECONOMY HAS—ACCORDING TO MOST ECONOMISTS—BEEN PUSHED INTO RECESSION BY UNIMAGINABLE EVENTS—EVENTS THAT HAVE TAKEN A PARTICULAR TOLL ON THE TRAVEL AND ADVERTISING MARKETS.

UNFORTUNATELY, DISNEY'S BUSINESSES

HAVE NOT REMAINED EXEMPT FROM THIS DISLOCATION.

DESPITE ALL THIS TURMOIL, WE HAVE NOT LOST SIGHT OF OUR PRIMARY FOCUS: TO BE THE WORLD'S PREMIER FAMILY ENTERTAINMENT COMPANY, AND TO CREATE AND DISTRIBUTE GREAT CONTENT.

THIS IS THE DIRECTIVE THAT COLORS EVERY ASPECT OF OUR WORK.

AT THE SAME TIME, WE ARE COMMITTED TO DELIVERING THE HIGHEST LEVELS OF EARNINGS AND RETURNS IN OUR INDUSTRY, COUPLED WITH STEADILY INCREASING CASH FLOW, THEREBY BUILDING VALUE FOR DISNEY SHAREHOLDERS.

WE'VE LOOKED HARD AT THE FACTORS INFLUENCING OUR BUSINESSES TODAY, AND WE KNOW THAT THERE ARE SOME THAT WE CAN CONTROL AND INFLUENCE, AND OTHERS OVER WHICH WE HAVE LITTLE TO NO CONTROL.

OBVIOUSLY, THE MACRO ECONOMY AND THE TIMELINE BACK TO A SENSE OF "NORMALCY" ARE IMPOSSIBLE FOR ANY ONE COMPANY TO DICTATE.

OUR CALL TO ACTION IS TO ADDRESS THOSE FACTORS WE CAN DRIVE AND INFLUENCE—CONTINUED OUTPUT OF QUALITY CREATIVE CONTENT, GREATER

UTILIZATION OF OUR DISTRIBUTION CHANNELS, EXPANSION INTO NEW MARKETS—ALL WITH AN EYE TO IMPROVING FINANCIAL RETURNS.

WE ARE ADDRESSING THE CURRENT TURBULENCE BY MAKING SURE THAT EVERY POSSIBLE RESPONSIBLE MEASURE IS BEING TAKEN.

WE WILL ENSURE THAT THE COMPANY IS BEING OPERATED AS LEANLY AND EFFICIENTLY AS POSSIBLE, AND I HAVE CHARGED OUR SOLID EXECUTIVE TEAM WITH MAKING MEANINGFUL STRIDES FORWARD IN THEIR RESPECTIVE BUSINESSES.

AS CREATORS OF GREAT PRODUCT, WE ARE MAKING SURE THAT THE PIPELINE CONTINUES TO BE FULL OF APPEALING NEW ENTERTAINMENT.

IN A CLIMATE WHERE FAMILY ENTERTAINMENT IS MORE IMPORTANT THAN EVER, WE HAVE AN EXCEPTIONALLY STRONG SLATE OF THEATRICAL AND HOME ENTERTAINMENT TITLES TO LEVERAGE.

THIS PAST WEEKEND SAW THE RELEASE OF THE MOST RECENT EXAMPLE—DISNEY AND PIXAR'S "MONSTERS, INC.," WHICH HAD AN OPENING WEEKEND BOX OFFICE OF $62.6 MILLION—THE HIGHEST OF ANY ANIMATED FILM IN HISTORY. WHAT MADE "MONSTERS" SUCH A SMASH? TWO THINGS—GREAT, CREATIVE ENTERTAINMENT COUPLED WITH THE DISNEY BRAND. DURING THE FOURTH QUARTER, THERE WERE TWO OTHER DRAMATIC EXAMPLES OF THIS CONTENT-PLUS-BRAND PHENOMENON.

THE FIRST WAS THE MOVIE "THE PRINCESS DIARIES," WHICH WAS A WONDERFUL, MODESTLY BUDGETED FILM THAT BROKE THROUGH THE $100 MILLION BOX OFFICE LEVEL IN PART BECAUSE IT WAS A WALT DISNEY PICTURES FILM.

THE SECOND WAS THE ALL-NEW TOKYO DISNEYSEA THEME PARK, WHICH IS A SPECTACULARLY ORIGINAL PARK THAT GREATLY BENEFITS FROM HAVING THE NAME "DISNEY" ABOVE THE ENTRANCE GATE AND THE CREATIVE MAGIC OF DISNEY'S IMAGINEERS INFUSED THROUGHOUT.

DESPITE THE ONGOING DEEP RECESSION IN JAPAN, IT HAS EXCEEDED ALL OF OUR ATTENDANCE PROJECTIONS. . . AS HAS TOKYO DISNEYLAND NEXT DOOR.

OUR OVERARCHING STRATEGY HAS ALWAYS BEEN TO ACHIEVE GROWTH THROUGH THE CREATION OF GREAT BRANDED CONTENT.

CONTENT CREATION IS NOT SOMETHING THAT IS EASY TO CHART ON A SPREAD-SHEET, BUT IT IS SOMETHING WE CONSISTENTLY DO WELL.

AND ONCE ONE HAS CREATED A GREAT BIT OF CONTENT, WHETHER A MOVIE OR A THEME PARK OR A TV SHOW, IT BECOMES AN ANNUITY THAT HOLDS—OR EVEN INCREASES—VALUE FOR YEARS TO COME.

SO LAST WEEKEND REPRESENTED THE BIRTH OF ANOTHER SUCH FRANCHISE IN MONSTERS, INC., AND THERE WILL BE MORE IN THE FUTURE.

MEANWHILE. . .

THE CHALLENGING ECONOMIC ENVIRONMENT HAS REQUIRED US TO CREATE OUR CONTENT IN AN EVER MORE EFFICIENT AND COST-EFFECTIVE MANNER.

AT THE STUDIO, OUR SHIFT TOWARD A MORE STRATEGIC AND FINANCIALLY DISCIPLINED APPROACH TO MAKING AND DISTRIBUTING FILMS HAS SERVED US WELL IN PURSUIT OF OUR DUAL GOALS OF EXCEPTIONAL BOX OFFICE PERFORMANCE AND FINANCIAL RETURNS. OUR TURNAROUND EFFORTS TOOK SOME TIME, BUT WE ARE NOW SEEING EVIDENCE OF THEIR SUCCESS.

WE ARE PUTTING THE SAME ATTENTION INTO THE ABC NETWORK AND DISNEY CONSUMER PRODUCTS, AND WHILE THE SOFT ECONOMY HAS SOME EFFECT ON THOSE EFFORTS, I AM CONFIDENT WE WILL BE SUCCESSFUL THERE AS WELL.

WE ARE NOT WAVERING FROM THE PLAN OF ACTION THAT BOB DISCUSSED FOR OUR MERCHANDISE SEGMENTS.

AND AT ABC—WHICH IS OUR MOST IMPORTANT POINT OF FOCUS—WE ARE EXTREMELY PLEASED WITH A NUMBER OF OUR NEW SHOWS LIKE ALIAS AND ACCORDING TO JIM.

HOWEVER, THE FACT IS THAT WE NEED TO IMPROVE UPON OUR RECENT DEVELOPMENT EFFORTS IN THIS AREA.

IN ADDITION, WE ARE DRIVING A NUMBER OF INITIATIVES TO IMPROVE THE ECONOMICS OF THE NETWORK BUSINESS OVERALL.

THESE INCLUDE

  •
  CHANGING THE MODEL FROM A SINGLE TO DUAL REVENUE STREAM,

  •
  ELIMINATING STATION COMPENSATION,

  •
  DEVELOPING LOWER COST AND DUAL-PURPOSED PROGRAMMING

  •
  . . . AND CHANGING OUR RELATIONSHIP WITH MEDIA BUYERS TO LEVERAGE ABC AND OUR OTHER MEDIA PROPERTIES.

OUR RECENTLY ACQUIRED ABC FAMILY SERVICE, FOR EXAMPLE, WILL ULTIMATELY SERVE AS AN IMPORTANT NEW DISTRIBUTION VEHICLE—HELPING US AMORTIZE THE HIGH COST OF THE ABC NETWORK'S QUALITY FAMILY PROGRAMMING.

ABC FAMILY IS AN ASSET THAT WE ARE EXCITED ABOUT GROWING.

IN THE U.S., BUILDING ANALOG DISTRIBUTION IN TODAY'S CROWDED AND COMPETITIVE ENVIRONMENT IS EXTREMELY CHALLENGING AND DOES NOT NECESSARILY RESULT IN SUBSCRIPTION REVENUE CONSISTENT WITH THE STRENGTH OF THE SERVICE.

WITH ABC FAMILY, WE INSTANTLY HAVE A PLATFORM OF MORE THAN 80 MILLION ANALOG SUBSCRIBERS.

WE WILL SEEK TO MAINTAIN AND EXPAND THIS BASE BY COMPLEMENTING THE NETWORK'S CURRENT KEY PROGRAMMING—OF ACTION-ORIENTED KIDS ANIMATION, FOR EXAMPLE—WITH APPROPRIATE FAMILY CONTENT FROM THE WALT DISNEY COMPANY.

ABC FAMILY WILL PROVIDE A WONDERFUL HOME FOR DUAL-PURPOSED PROGRAMMING, ORIGINAL SHOWS, FILMS AND THE PROVEN TGIF FORMAT OF KIDS' SHOWS.

AND, EVEN MORE SIGNIFICANT IS THE OPPORTUNITY THAT THIS ACQUISITION PRESENTS FOR US IN INTERNATIONAL MARKETS.

OUR INTERNATIONAL DISNEY CHANNELS REPRESENT THE DOMINANT KIDS' FRANCHISE IN PREMIUM CABLE OUTSIDE THE U.S.

FOX KIDS WILL ALLOW US TO BECOME AN EQUALLY STRONG PRESENCE IN THE FAMILY MARKET IN BASIC CABLE, REACHING 35 MILLION SUBSCRIBERS THROUGHOUT EUROPE, LATIN AMERICA, AND AUSTRALIA.

THIS WILL BE AN INCREDIBLY STRONG PLATFORM FOR FUTURE GROWTH IN PRIME MARKETS AND WITH A PRIME AUDIENCE FOR OUR COMPANY.

SO. . . AS TROUBLING AS THE ECONOMIC CONDITIONS ARE, IT IS IMPORTANT TO KEEP THEM IN PERSPECTIVE AND RECOGNIZE THAT THIS COMPANY HAS BEEN THROUGH UNCERTAIN TIMES BEFORE.

THERE IS NO QUESTION THAT THE CURRENT SITUATION WILL HAVE AN IMPACT ON OUR RESULTS FOR A FEW QUARTERS TO COME.

BUT NOTHING WILL IMPACT THE FUNDAMENTAL VALUE OF OUR ASSETS. . . . OR OUR FOCUS ON MANAGING FOR RETURNS, DRIVING FOR GROWTH AND BUILDING ON THE UNPARALLELED TRADITION OF GREAT FAMILY FRIENDLY CONTENT FOR WHICH DISNEY IS KNOWN.

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EXHIBIT 99(b)